SCHEDULE B

TO THE ADMINISTRATION AGREEMENT

(Amended as of May 17, 2012)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

Current Name	Prior Name
Highbridge Dynamic Commodities Strategy Fund	N/A

Highbridge Statistical Market Neutral Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan Alternative Strategies Fund	N/A

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Asia Pacific Focus Fund	N/A

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan China Region Fund	N/A

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Credit Opportunities Fund	N/A

JPMorgan Current Income Fund	N/A

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Dynamic Growth Fund	N/A

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Emerging Economies Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Emerging Markets Local Currency Debt Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Equity Focus Fund	N/A

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Ex-G4 Currency Strategies Fund	N/A

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Global Bond Opportunities Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Global Equity Income Fund	N/A

JPMorgan Global Opportunities Fund	JPMorgan Global Focus Fund (name effective until 11/1/11)

JPMorgan Global Natural Resources Fund	N/A

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name
JPMorgan Global Unconstrained Equity Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan Growth and Income Fund	JPMorgan Growth & Income Fund

JPMorgan Growth Long/Short Fund	N/A

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan India Fund	N/A

JPMorgan Inflation Managed Bond Fund	N/A

JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (name effective until 5/1/10), JPMorgan Investment Trust Mid Cap Growth Portfolio and One Group Investment Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Investment Trust Equity Index Portfolio and One Group Investment Trust Equity Index Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Diversified Mid Cap Portfolio

JPMorgan Insurance Trust International Equity Portfolio	N/A

JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio, and One Group Investment Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan International Currency Income Fund	N/A

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Opportunities Plus Fund	N/A

JPMorgan International Realty Fund	N/A

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Unconstrained Equity Fund	N/A

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan International Value SMA Fund	N/A

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Latin America Fund	N/A

JPMorgan Managed Income Fund	N/A

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

Current Name	Prior Name
JPMorgan Mid Cap Core Fund	N/A

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Long/Short Fund	N/A

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Multi-Sector Income Fund	N/A

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Quantitative Large Cap Plus Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Real Return Fund	N/A

JPMorgan Research Equity Long/Short Fund	N/A

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Russia Fund	N/A

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan SmartAllocation Equity Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartAllocation Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2015 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2020 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2025 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2030 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2035 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2040 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2045 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Current Name	Prior Name
JPMorgan SmartRetirement Blend 2050 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2055 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund

JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Tax Aware Income Opportunities Fund	N/A

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Total Emerging Markets Fund	N/A

JPMorgan Total Return Fund	N/A

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)

JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Large Cap Core Plus Fund II	N/A

JPMorgan U.S. Large Cap Value Plus Fund	N/A

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan U.S. Research Equity Plus Fund	N/A

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

JPMorgan Value Discovery Fund	N/A

Security Capital U.S. Core Real Estate Securities Fund	N/A

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

Current Name	Prior Name
JPMorgan Diversified Real Return Fund	N/A

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Current Yield Money Market Fund	N/A

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust
      Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

UM Investment Trust

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMorgan Funds Management, Inc.

By:

Name:

Title: